WARRANT AGREEMENT

     This WARRANT AGREEMENT is dated as of May 30, 2000 (this "Agreement") and entered into by and among Frisby Technologies Inc., a Delaware corporation (the "Company"), and the investor party hereto named on the signature page hereof ("Buyer").

                                    Recitals

     A. The Company has authorized the issuance of up to 800,000 warrants to purchase shares of its common stock, par value $.001 per share, to be designated by the Company (the "Company Common Stock").

     B. The Company desires to grant to Buyer the right to purchase 550,000 shares of Company Common Stock on the terms and conditions set forth in this Agreement and in the Warrant Certificate (as defined in Section 1). The right to purchase Company Common Stock granted pursuant to this Agreement and the Warrant Certificate is referred to herein as this "Warrant" and the shares of Company Common Stock and other securities issuable upon the exercise of this Warrant are referred to herein as the "Warrant Shares."

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and
valuable   consideration  the  receipt  and  sufficiency  of  which  are  herein acknowledged, the parties hereto agree as follows:

     SECTION 1. Warrant Certificates. The Company will issue and deliver a certificate or certificates evidencing the Warrants upon execution and delivery of this Agreement which certificate or certificates will be substantially in the form set forth as Exhibit A attached hereto (the "Warrant Certificates"). Warrant Certificates will be dated the date of issuance by the Company.

     SECTION 2. Execution of Warrant Certificates. Warrant Certificates will be signed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates will be delivered or disposed of shall have ceased to hold such office.

     SECTION 3. Registration in Warrant Register and Warrant Share Register. The Company will number and register the Warrant Certificates and the Warrant Shares in its register (the "Warrant Register" and the "Warrant Shares Register," respectively) as they are issued. The Company may deem and treat the registered holder from time to time of Warrant Certificates (the "Holder") as the owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and will not be affected by any notice to the contrary. The Warrants will be registered initially in the name of Buyer.

     SECTION 4. Transfer.

     (a) Except as expressly permitted by this Agreement, neither this Agreement, the Warrants, the Warrant Certificates nor the Warrant Shares may be transferred, assigned, sold or otherwise disposed of without the prior written consent of the Company except in conjunction with an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or in conjunction with Rule 144 thereunder. Upon original issuance thereof, and until such time as the same have been registered under the Act, each Warrant Certificate and each issued and outstanding warrant Share will bear the legend included on the first page of the Warrant Certificates.

     (b) Notwithstanding anything to the contrary contained in this Agreement, Buyer may effect the following transfers without the prior written consent of the Company:

     (i) Any sale or transfer of not less than twenty-five (25%) percent of the initial Warrant Shares issuable to Buyer pursuant to this Agreement; or

     (ii) Any transfer of Warrant Shares by Buyer to a partner (current or former), shareholder, member or affiliate of Buyer; or

     (c) Any transfer of Warrant Shares by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Buyer's immediate family or a transfer of Warrant Shares by a Buyer to a trust for the benefit of any member or members of Buyer's immediate family.

     SECTION 5. Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Holder will have the right, which may be exercised commencing on the date on which the form of election to purchase annexed to the Warrant Certificate (the "Exercise Notice") is delivered pursuant to Section 5(c), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive upon exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. The right to exercise any Warrant will, notwithstanding anything to the contrary contained herein, expire at 5:00 p.m., New York time, on the fifth anniversary of the date hereof (the "Expiration Date"). Each Warrant not exercised prior to the Expiration Date will become void and all rights thereunder and all rights in respect thereof under this Agreement will cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

     (b) The price at which each Warrant will be exercisable (the "Exercise Price") will be $7.00 per share of Company Common Stock, subject to adjustment pursuant to the terms hereof.

     (c) A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (as provided for in Section 11 hereof) of the Warrant Certificate or Warrant Certificates to be exercised with the Exercise Notice duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price will be made to the Company in cash by wire transfer in immediately available funds to an account specified by the Company to the Holder.

     (d) Subject to the provisions of Section 6, as promptly as practicable (but in any event within 14 days) after the exercise of the Warrant in accordance with the terms set forth in Section 5(c), the Company will issue and cause to be delivered to or, upon the written order of the Holder and in such name or names as such Holder may designate, in the case or each such designation, with the prior written consent of the Company which will not be unreasonably withheld or delayed, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants in accordance with the terms of this Agreement. The certificate or certificates for such Warrant Shares will be deemed to have been issued and the Person (as defined in Section 16) so named therein will be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

     (e) Subject to the terms of this Agreement, each Warrant will be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on exercise of such Warrant Certificate at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, executed and delivered pursuant to the provisions of this Section 5(e) and of
Section 2.

     (f) All Warrant Certificates surrendered upon exercise of Warrants will be cancelled and disposed of by the Company. The Company will keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

     SECTION 6. Payment of Taxes. The Company will pay all documentary stamp taxes and other similar governmental charges (excluding all foreign, federal, state and local income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder and in connection with the initial issuance or delivery of Warrant Shares upon the exercise of Warrants in accordance with the terms of this Agreement. The Company will not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or the Warrant Shares or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery will be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

     SECTION 7. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to the Company, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company will issue a replacement Warrant Certificate. Subject to the immediately succeeding sentence, if required by the Company such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced. If Buyer or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Warrant Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Warrant Certificate at the time of such loss, theft or destruction will be accepted as satisfactory evidence thereof and no further indemnity will be required as a condition to the execution and delivery of a new Warrant
Certificate other than the unsecured written agreement of such owner to indemnify the Company or, at the option of Buyer or other institutional Holder, an indemnity bond in the amount of the fair market value of the Warrant Shares as determined in the good faith judgement of the Board of Directors of the Company.

     SECTION 8. Reservation of Warrant Shares.

     (a) The Company will at all times reserve and keep available, free from preemption rights (except as otherwise permitted herein), out of the aggregate of its authorized but unissued Company Common Stock or its authorized and issued Company Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Company Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     (b) Before  taking any action which would cause an  adjustment  pursuant to
Section 9 hereof to reduce the Exercise Price below the then par value of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     (c) The Company covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemption rights, and free, subject to Section 6, from all taxes, liens, charges and security interests with respect to the issue thereof, but such Warrant Shares will be subject to the terms and conditions of this Agreement.

     SECTION 9. Adjustment of Exercise Price and Warrant Number.

     (a) Initial Number of Warrant Shares. The number of Warrant Shares issuable upon the exercise of each Warrant (initially equal to one) is subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 9.

     (b) Adjustment for Changes in Capital Stock. If the Company:

     (i) pays a dividend or makes a distribution on its Company Common Stock in shares of its Company Common Stock,

     (ii) subdivides or reclassifies its outstanding shares of Company Common Stock into a greater number of shares,

     (iii) combines or reclassifies its outstanding shares of Company Common Stock into a smaller number of shares,

     (iv) makes a distribution on Company Common Stock in shares of its capital stock other than Company Common Stock, or

     (v) issues by reclassification of its Company Common Stock any shares of its capital stock (other than reclassifications arising solely as a result of a change in the par value or no par value of the Company Common Stock), then the number of Warrant Shares issuable upon the exercise of the Warrant immediately prior to such action will be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action. (c) Effective Date of Adjustment for Changes in Capital Stock. The adjustment will become effective immediately after the record date with respect to any of the actions described in Section 9(b).

     (d) Successive Adjustments for Changes in Capital Stock; No Conflict With Adjustments for Other Distributions. Adjustments for changes in capital stock described in Section 9(b) will be made successively whenever any event listed above will occur. If the occurrence of any event listed above results in an adjustment under Section 9(f) below, no further adjustment will be made under
Section 9(b).

     (e) No Stock Dividend Unless Adjustment is Made. The Company will not issue shares of Company Common Stock as a dividend or distribution on any class of capital stock other than Company Common Stock unless an appropriate adjustment is made under Section 9(b).

     (f) Adjustment for Other Distributions. If the Company distributes to all holders of Company Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (including distributions of cash on Company Common Stock), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the number of Warrant Shares issuable upon the exercise of the Warrant will be adjusted in accordance with the formula:


                                      W' =       W x           M
                                                             -----
                                                             M - F

                  where:

                  W'       =        the adjusted number of Warrant Shares.

                  W        =        the number of Warrant Shares issuable upon
                                    the exercise of the Warrant immediately prior to the record date mentioned below.

                  M        =        the fair market  value (as  determined  in
                                    the good faith judgment of the Board of Directors of the Company) of all issued and outstanding shares of the Company capital stock.

                  F        =        the fair  market  value on the record date
                                    mentioned below of all of the shares, the indebtedness, assets, rights, options or warrants so distributable.

     (g) Successive Adjustments for Other Distributions; Re-adjustment of Fair Market Value under Certain Circumstances. The adjustment will be made successively whenever any such distribution is made and will become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to Section 9(f) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the adjusted number of Warrant Shares will be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants.

     This subsection  does not apply to any transaction  described in subsection
(b) of this Section 9.

     (h) Adjustment to Exercise Price. Upon each adjustment to the number of Warrant Shares issuable upon the exercise of the Warrant pursuant to this
Section 9, the Exercise Price will be adjusted so that it is equal to the Exercise Price in effect immediately prior to such adjustment multiplied by a quotient, the numerator of which is the number of Warrant Shares issuable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which is the number of Warrant Shares issuable upon the exercise of the Warrant immediately after such adjustment.

     (i) When No Adjustment Required. If an adjustment is made upon the establishment of a record date for a distribution subject to subsection (b) or
(f) hereof and such distribution is subsequently cancelled, the number of Warrant Shares issuable upon the exercise of the Warrant and Exercise Price then in effect will be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

     (j) Notice of Adjustment. Whenever the number of Warrant Shares issuable upon the exercise of the Warrant or Exercise Price is adjusted, the Company will provide the notices required by Section 10 hereof.

     (k) Form of Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     (l) Other Dilutive Events. In case any event will occur as to which the provisions of this Section 9 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such sections, then, in each such case, the Company will make a good faith adjustment to the Exercise Price and the number of Warrant Shares issuable upon exercise of each Warrant in accordance with the intent of this Section 9. Notwithstanding anything to the contrary contained in this Section 9, no adjustment to the Exercise Price and the Warrant Shares will be made in connection with the issuance of additional securities by the Company for incremental equity capital.

     SECTION 10. Notices to Warrant Holders.

     (a) Promptly (but in no event more than ten days) after any adjustment pursuant to Section 9 hereof, the Company will (i) cause to be filed with the Company a certificate of an officer of the Company setting forth the number of Warrant Shares issuable upon the exercise of the Warrant and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to the Holder at its address appearing on the Warrant Register written notice of such adjustments. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

     (b) In the event (i) the Company will authorize the distribution to all holders of shares of Company Common Stock of assets, including cash, evidences of its indebtedness, or other securities; (ii) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of all or substantially all of the properties and assets of the Company, or of any reclassification or change of Company Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or (iii) the Company proposes to take any other action that would require an adjustment to the Warrant Shares or the Exercise Price pursuant to Section 9 hereof; then, in any such case, the Company will cause to be given to each Holder at its address appearing on the Warrant Register, at least ten days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, in accordance with the provisions of Section 11 hereof, a written notice with respect to any such action or event. The failure to give the notice required by this Section 10 or any defect therein will not affect the legality or validity of any such action or event.

     (c) Nothing contained in this Agreement or in any Warrant Certificate will be construed as conferring upon the Holder (prior to the exercise of such Warrants in accordance with the terms of this Agreement) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

     SECTION 11. Notices to the Company and Warrant Holders. All notices and other communications provided for or permitted hereunder will be made by hand-delivery, first-class mail, telex or telecopier (with telephone confirmation of delivery thereof), or overnight air courier guaranteeing next day delivery as provided in Schedule 1 hereto.

     All such notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed (so long as a fax copy is sent and receipt acknowledged within two business days after mailing); when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance herewith.

     SECTION 12. Certain Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of the Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable; provided that any such supplement or amendment will not adversely affect the interests of the Holder. SECTION 13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company will bind and inure to the benefit of its respective successors and assigns hereunder. SECTION 14. Termination. This Agreement will terminate upon the earlier to occur of the Expiration Date and the date on which all Warrants will have been exercised pursuant to this Agreement.

     SECTION 15. GOVERNING LAW; SUBMISSION TO JURISDICTION, WAIVER OF JURY TRIAL. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (PROVIDED THAT DETERMINATIONS RELATING TO CORPORATE LAW WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE). EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE WARRANTS, AND IRREVOCABLY ACCEPTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 16. Benefits of this Agreement. Except as otherwise expressly set forth in this Agreement, nothing in this Agreement will be construed to give to any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust or association (each a "Person") other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Company and the Holder.

     SECTION 17. Certain Interpretive Matters. Unless the context otherwise requires: (a) words in the singular include plural and in the plural include the singular; (b) "or" is disjunctive but not exclusive; (c) "including" means "including, without limitation,"; (d) masculine pronouns include the feminine pronouns and feminine pronouns include the masculine pronouns; (e) the term "day' will mean calender day; and (f) all references herein to Sections, Exhibits or Schedules are references to Sections of or Exhibits or Schedules to this Agreement unless otherwise specified.

     SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the day and year first above written.

                            FRISBY TECHNOLOGIES, INC.


                         By:/s/ Gregory S. Frisby
                            ------------------------
                            Name: Gregory S. Frisby
                            Title: Chairman and CEO

                            MUSI INVESTMENTS S.A.


                         By:/s/ Luca Bassani Antivari
                            -------------------------
                            Name: Luca Bassani Antivari
                            Title: President

Schedule
--------

Schedule 1        Notices

Exhibits
--------

Exhibit A         Form of Warrant Certificate
Exhibit B         Form of Election to Purchase
Exhibit C         Form of Assignment

                                   Schedule 1

                                     Notices
                                     -------

(a)      if to Buyer, at:

                           231 Val des Bons Malades
                           L-2121 Luxembourg-Kirchberg
                           Facsimile No.:  377-9310-0850
                           Attention:  Dott. Luca Bassani Antivari

                           and

(b)      if to the Company, at:

                           Frisby Technologies, Inc.
                           3195 Centre Park Boulevard
                           Winston-Salem, North Carolina 27107
                           Facsimile No.: (336)784-8682
                           Attention:  Stephen Villa

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES (INCLUDING THE SHARES ISSUABLE UPON THE EXERCISE OF SUCH SECURITIES) MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR IN COMPLIANCE WITH RULE 144 OR PURSUANT TO ANOTHER EXEMPTION THEREFROM. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT DATED AS OF MAY 30, 2000 AMONG THE ISSUER OF SUCH SECURITIES AND THE PURCHASER REFERRED TO THEREIN. A COPY OF THE WARRANT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES AS SET FORTH IN FRISBY TECHNOLOGIES, INC.'S CERTIFICATE OF INCORPORATION AND THE WARRANT AGREEMENT.

No. W-1                                          550,000 Warrants



                            FRISBY TECHNOLOGIES, INC.

     This Warrant Certificate certifies that MUSI Investments S.A., or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase common stock, par value $.001 per share (the "Company Common Stock"), of Frisby Technologies, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Company Common Stock (a "Warrant Share"), at the initial exercise price (the "Exercise Price") equal to $7.00 per share of Company Common Stock, subject to adjustment pursuant to the terms hereof and of the Warrant Agreement (as defined below), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. Each Warrant is exercisable at any time prior to the Expiration Date (as defined in the Warrant Agreement). The Company will notify the holder in writing of the Exercise Price promptly after the consummation of the issuance referred to in this paragraph which notice will be deemed to be a part of this Warrant Certificate and will be definitive as to the Exercise Price.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of May 30, 2000 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Warrant Agreement. In the event of any conflict or inconsistency between the terms of this Warrant Certificate and the Warrant Agreement, the Warrant Agreement will govern.

     The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash by wire transfer in immediately available funds. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised will be less than the total number of Warrants evidenced hereby, there will be issued by the Company to the holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

     The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon exercise of a Warrant and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.

     Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants will be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company will not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

     IN WITNESS WHEREOF, Frisby Technologies, Inc. has caused this Warrant Certificate to be signed by its Chairman of the Board, President or Vice President and by its Secretary or Assistant Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  May 30, 2000

                            FRISBY TECHNOLOGIES, INC.


                         By:
                            -------------------------
                            Name:
                            Title:


















                    [Signature Page for Warrant Certificate]

                                    EXHIBIT B

                          FORM OF ELECTION TO PURCHASE

                    (To Be Executed Upon Exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ----- shares of Company Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $-------- in accordance with the terms hereof.

     The undersigned requests that a certificate for such shares be registered in the name of --------------- whose address is ---------------- and that such shares be delivered to, whose address is -------------------.

     If said number of shares is less than all of the shares of Company Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of --------------, whose address is --------------, and that such Warrant Certificate be delivered to ------------, whose address is -----------.

     Capitalized terms used but not defined herein will have the respective meanings ascribed to them in the Warrant Agreement to which this Form of Election to Purchase is attached.

                                            Signature(s):---------------------

                                                    NOTE:     The          above
                                                              signature(s)  must
                                                              correspond    with
                                                              the  name  written
                                                              upon  the  face of
                                                              this       Warrant
                                                              Certificate     in
                                                              every  particular,
                                                              without alteration
                                                              or  enlargement or
                                                              any         change
                                                              whatever.  If this
                                                              Warrant is held of
                                                              record  by  two or
                                                              more joint owners,
                                                              all  such   owners
                                                              must sign.

Date:-------------

                                    EXHIBIT C

                               FORM OF ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)

     FOR VALUE RECEIVED, ------------ hereby sells, assigns and transfers unto ---------- whose address is ----------- and whose social security number or other identifying number is ---------------, the within Warrant Certificate, together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint -------------, attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.




                                            Signature(s):------------------

                                                     NOTE:    The          above
                                                              signature(s)  must
                                                              correspond    with
                                                              the  name  written
                                                              upon  the  face of
                                                              this       Warrant
                                                              Certificate     in
                                                              every  particular,
                                                              without alteration
                                                              or  enlargement or
                                                              any         change
                                                              whatever.  If this
                                                              Warrant is held of
                                                              record  by  two or
                                                              more joint owners,
                                                              all  such   owners
                                                              must sign.



Date:----------------


Agreed:

FRISBY TECHNOLOGIES, INC.


By:
   ----------------------
   Name:
   Title: